EXHIBIT 10.1



                   AMENDMENT NO. 1 TO STOCKHOLDERS' AGREEMENT


               AMENDMENT NO. 1 (this "Amendment"), effective as of September 11, 1996, to that certain STOCKHOLDERS' AGREEMENT (the "Stockholders' Agreement"), dated November 22, 1995, by and among Leonard A. Lauder ("LAL"), Ronald S. Lauder ("RSL"), William P. Lauder ("WPL"), Gary M. Lauder ("GML"), Aerin Lauder ("AL"), Jane Lauder ("JL"), LAL Family Partners L.P., Lauder & Sons L.P., a Delaware limited partnership, and the trustees of the various trusts set forth on the signature pages hereof (hereinafter referred to, together with each other Family Member (as defined in the Stockholders' Agreement) that hereafter acquires Shares (as defined in the Stockholders' Agreement), as the "Stockholders"), and THE ESTEE LAUDER COMPANIES INC., a corporation organized under the laws of the State of Delaware (the "Corporation"). Capitalized terms defined in the Stockholders' Agreement and not otherwise defined herein being used herein as therein defined.

                              W I T N E S S E T H :
                              -------------------
               WHEREAS, the Stockholders and the Corporation desire to amend the Stockholders' Agreement to provide for certain intra-family Transfers of shares of the Company's Class A Common Stock, par value $.01 per share, without regard to the limitations imposed by the Stockholders' Agreement.

               NOW THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:

               Article 1.  Amendment.  The Stockholders' Agreement is
                           ---------
     hereby amended by adding the following provision after the period at the end of Article 2.2:

               "Notwithstanding the foregoing, any Stockholder may Transfer (i) up to 100,000 shares of Class A Common Stock in any twelve (12) month period to The Lauder Foundation and (ii) up to 100,000 shares of Class A Common Stock in any twelve (12) month period to Mrs. Estee Lauder, in either case, without regard to the limitations set forth in this Article 2.2."

               Article 2.   Miscellaneous.  (a)  Upon the effectiveness of
                            -------------
     this Amendment, each reference in the Stockholders' Agreement to "this agreement", "hereunder", "hereof", "herein", or words of like import, shall mean and be a reference to the Stockholders' Agreement as amended hereby.

               (b) This Amendment will be binding upon and inure to the benefit of the Corporation, its successors and assigns and to the Stockholders and their respective heirs, personal representatives, successors and assigns.

               (c) This Amendment may not be changed orally, but only by an agreement in writing as signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

               (d) With respect to obligations of trustees who are parties hereto in their capacity as trustees of one or more trusts, this Amendment shall be binding upon such trustees only in their capacities as trustees, not individually and not with respect to any Shares other than Shares held by them in their capacity as trustees of such trusts.

               (e) This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, without giving effect to the provisions, policies or principles thereof respecting conflict or choice of laws.

               (f) This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies each signed by less than all, but together signed by all, the parties hereto.

               IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Amendment as of the date first above written.


                              THE ESTEE LAUDER COMPANIES INC.



                              By:/s/ Leonard A. Lauder
                                 ------------------------------------------
                                 Name:  Leonard A. Lauder
                                 Title: Chairman and Chief Executive
                                        Officer



                              /s/ Leonard A. Lauder
                              ---------------------------------------------
                              Leonard A. Lauder, (a) individually, (b) as
                              Managing Partner of LAL Family Partners L.P.,
                              (c) as Trustee of The Estee Lauder 1994
                              Trust, (d) as a Class B General Partner of
                              Lauder & Sons L.P. and (e) as Trustee of The
                              1995 Estee Lauder LAL Trust (a Class B
                              General Partner of Lauder & Sons L.P.)



                              /s/ Ronald S. Lauder
                              ---------------------------------------------
                              Ronald S. Lauder, (a) individually, (b) as
                              Trustee of The Descendents of RSL 1966 Trust,
                              (c) as Trustee of The Estee Lauder 1994
                              Trust, (d) as a Class B General Partner of
                              Lauder & Sons L.P. and (e) as Trustee of The
                              1995 Estee Lauder RSL Trust (a Class B
                              General Partner of Lauder & Sons L.P.)

                              /s/ William P. Lauder
                              ---------------------------------------------
                              William P. Lauder, (a) individually and (b)
                              as Trustee of the 1992 Leonard A. Lauder
                              Grantor Retained Annuity Trust


                              /s/ Gary M. Lauder
                              ---------------------------------------------
                              Gary M. Lauder, (a) individually and (b) as
                              Trustee of the 1992 Leonard A. Lauder Grantor Retained Annuity Trust


                              /s/ Aerin Lauder
                              ---------------------------------------------
                              Aerin Lauder


                              /s/ Jane Lauder
                              ---------------------------------------------
                              Jane Lauder


                              /s/ Joel S. Ehrenkranz
                              ---------------------------------------------
                              Joel S. Ehrenkranz, (a) as Trustee of the
                              1992 Leonard A. Lauder Grantor Retained
                              Annuity Trust, (b) as Trustee of the Trust
                              f/b/o Gary M. Lauder and William P. Lauder
                              u/a/d December 15, 1976, created by Leonard
                              Lauder, as Grantor and (c) as Trustee of The
                              1995 Estee Lauder LAL Trust (a Class B
                              General Partner of Lauder & Sons L.P.)



                              /s/ Carol S. Boulanger
                              ---------------------------------------------
                              Carol S. Boulanger, as Trustee of the Trust
                              f/b/o Gary M. Lauder and William P. Lauder
                              u/a/d December 15, 1976, created by Leonard
                              Lauder, as Grantor

                              /s/ Richard D. Parsons
                              ---------------------------------------------
                              Richard D. Parsons, (a) as Trustee of the
                              Trust f/b/o Aerin Lauder and Jane Lauder
                              u/a/d December 15, 1976, created by Estee
                              Lauder and Joseph H. Lauder, as Grantors, (b) as Trustee of the Trust f/b/o Aerin Lauder and Jane Lauder u/a/d December 15, 1976, created by Ronald S. Lauder, as Grantor and
                              (c) as Trustee of The 1995 Estee Lauder RSL
                              Trust (a Class B General Partner of Lauder &
                              Sons L.P.)



                              /s/ Ira T. Wender
                              ---------------------------------------------
                              Ira T. Wender, (a) as Trustee of The Estee
                              Lauder 1994 Trust, (b) as Trustee of The 1995 Estee Lauder LAL Trust (a Class B General Partner of Lauder & Sons L.P.) and (c) as Trustee of The 1995 Estee Lauder RSL Trust (a Class B General Partner of Lauder & Sons L.P.)






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